UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006
                                                          ---------------

                            MED-TECH SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                     000-51574                    98-0442163
 ---------------------------      ---------------         ---------------------
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
       of Incorporation)             Number)              Identification Number)

                     Suite 2200 - 1177 West Hastings Street
                   Vancouver, British Columbia, Canada V6E 2K3
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (604) 688-7526
                                                            --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

     On August 29, 2006, Med-Tech Solutions, Inc. (the "Company") entered into a Heads of Agreement (a/k/a Letter of Intent) (the "Letter of Intent"), with En Fuels Limited, a company formed under the laws of England and Wales ("En Fuels"), for the proposed acquisition by the Company of En Fuels, in two successive stages. Pursuant to the Letter of Intent, En Fuels has agreed to offer the Company the right to acquire common shares of En Fuels equal to an initial interest in, or contract notes or options to acquire 18% interest in En Fuels, or a corresponding interest if En Fuels restructures its share capital, in consideration of the Company providing initial financing to En Fuels in the amount of $3,000,000 (the "Initial Funding"). Furthermore, pursuant to the Letter of Intent, the Company acquired the right or option to acquire the remaining share capital of En Fuels (the "Transaction") subject to, among other conditions, the Company successfully raising approximately an additional amount of $36,666,666 (the "Financing Package") in subsequent financing. It is the intention of the parties that the Transaction shall occur no later than 3 months after the release of the Initial Funding.

The completion of the acquisition is subject to the negotiation and execution of a definitive acquisition agreement, as well as to the completion of full legal and financial due diligence, including the determination of the valuation of En Fuels, the Company successfully raising the Initial Funding and the Financing Package, compliance with US and EU securities, corporate and other applicable laws, completion within the contemplated timeframe, subject to the parties mutual agreement to extend such, satisfaction of conditions precedent set forth in Attachment A to the Letter of Intent, a copy of which is attached here as
Exhibit 10.1 and the completion and delivery of audited financial statements of En Fuels.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(a) Financial statements of businesses acquired.

       Not applicable.

(b) Pro forma financial information.

       Not applicable.

(c) Shell company transactions.

       Not applicable.

(d) Exhibits

Exhibit Number     Description
--------------------------------------------------------------------------------
10.1               Heads of Agreement dated as of August 29, 2006 by and between
                   Med-Tech Solutions, Inc. and En Fuels Limited.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Med-Tech Solutions Inc.



Dated: August 30, 2006               By:  /s/ Mark A. McLeary
                                          -------------------
                                          Name: Mark A. McLeary
                                          Title: Chief Executive Officer,
                                          Chief Financial Officer, President,
                                          Secretary, Treasurer and Director


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